                                                                     EXHIBIT T3F

                 Certain Sections of this Indenture Relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

                                                                                                    Indenture
       Trust Indenture                                                                               Section
       ---------------                                                                              ---------
 Sections 310    (a)   (1)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            608

                 (a)   (2)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            608

                 (a)   (3)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            614

                 (a)   (4)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (a)   (5)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            608

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

 Sections 311    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            612

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            612

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

 Sections 312    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         701, 702

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            702

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            702

 Sections 313    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703

                 (b)   (1)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (b)   (2)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703

                 (d)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703

 Sections 314    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         409, 102

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (c)   (1)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            102

                 (c)   (2)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            102

                                                                                                    Indenture
       Trust Indenture                                                                               Section
       ---------------                                                                              ---------
                 (c)   (3)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (d)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (e)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            102

                 (f)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

 Sections 315    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601, 603

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            602

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            601

                 (d)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            601

                 (e)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            514

 Sections 316    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            101
 last sentence                                                                                   ("Outstanding")

                 (a)   (1)    (A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            512

                 (a)   (1)    (B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            513

                 (a)   (2)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            508

                 (c)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Not Applicable

 Sections 317    (a)   (1)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            505

                 (a)   (2)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            504

                 (b)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            403

 Sections 318    (a)          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            107

                                                               -2-